UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________

Date of Report (Date of earliest event reported): January 4, 2021

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4700 Lyons Technology Parkway
Coconut Creek, FL 33073
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 349-9989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	WLFC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Following approval by the Board of Directors, Willis Lease Finance Corporation (the “Company”) notified its current independent registered public accounting firm, KPMG LLP (“KPMG”), on January 4, 2021, that it would be dismissed as the Company’s independent registered public accounting firm. The dismissal will become effective upon the issuance by KPMG of its reports on the consolidated financial statements as of and for the years ended December 31, 2020 and 2019, respectively, as well as the effectiveness of internal control over financial reporting as of December 31, 2020, all to be included in the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent period through January 4, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in connection with its reports on the consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated January 8, 2021, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit Number	Description
16.1	Letter from KPMG to the Securities and Exchange Commission dated January 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Dated: January 8, 2021

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Scott B. Flaherty
Scott B. Flaherty
Senior Vice President and Chief Financial Officer

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